UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — COHOX
Institutional Class Shares — COHIX

Annual Report

July 31, 2014

COHO RELATIVE VALUE EQUITY FUND

September 18, 2014

Dear Fellow Shareholders:

As July 31, 2014 marks the end of the Coho Relative Value Equity Fund’s first fiscal period, we are pleased to provide you with an update on the Fund. At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objectives and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results and our most recent thoughts on the economy and the equity markets.

MARKET REVIEW

The Fund’s first fiscal year was very positive for domestic equities, with the broader averages appreciating more than 25%. While the U.S. equity market’s advance experienced a few minor pauses throughout the fiscal period, the end result has been a good one for domestic equity investors. Much of the economic data normally correlated with an expanding economy have rebounded sharply during the second quarter of 2014 and point towards a resumption of growth. The underlying U.S. economy appears to be on fairly stable footing and though we continue to underscore that much of the economic recovery is tethered to the stock market and therefore vulnerable to its volatility, the U.S. has clearly moved past the acute phase of the financial crisis.

Despite the clear improvement in the labor markets and in investor sentiment, there still remain overriding concerns that could be holding back the consumer and a continued economic recovery. With greater fiscal constraint, total incomes do not appear to be keeping pace with inflation as food and gas prices continue their steady climb. We cannot underestimate the degree to which quantitative easing has supported growth. In maintaining interest rates at artificially low levels, the Federal Reserve has managed to lower consumer debt burdens as a whole while dramatically expanding household net worth. This has been critical in helping maintain even modest levels of consumer spending in the face of stagnant wage growth.

Though our confidence in a cyclical U.S. economic recovery has grown over the last year, valuations in the stock market still remain stretched and we have yet to experience a meaningful correction since the summer of 2011. The annual rate of increase in the earnings per share of the S&P 500 appears to be slowing again after a solid 4Q 2013. Earnings growth has decelerated over the last 3 years to less than a 5.5% annualized increase while the S&P 500 has appreciated at an annualized rate of about 17%.

We continue to note that valuation alone is not a catalyst and will not, in and of itself, precipitate a market correction. It does, however, act as a constraint to longer term returns. What is more concerning is that the economic recovery is still highly correlated to the markets and vulnerable to more volatility. As noted previously, instead of focusing upon what macro event might derail an overvalued market, we are more concerned about what a normal market correction of 10%-20% might do to a still fragile recovery.

COHO RELATIVE VALUE EQUITY FUND

FUND PERFORMANCE REVIEW

For the fiscal period ended July 31, 2014, the Advisor Class has returned 14.03% versus 16.80% for the S&P 500 Index and 15.69% for the Russell 1000 Value Index. While the Coho Relative Value Equity Fund has participated in the equity market rally, the Fund’s relative underperformance for the period was driven by a combination of negative selection effect and allocation effect.

From a sector perspective versus the S&P 500 Index, the Fund’s overweight position in Consumer Staples and underweight position in Information Technology were the largest detractors from relative performance. While stock selection was positive within the Consumer Staples, Consumer Discretionary and Industrials sectors during the period, it was more than offset by negative stock selection within Information Technology, Health Care and Energy. The Fund’s cash position was also a drag on relative performance given the positive returns achieved for the period.

The five largest individual detractors during the period were the Fund’s cash position, Philip Morris Int’l Inc., Int’l Business Machines Corp., J.M. Smucker Company and ConocoPhillips. The Fund’s lack of ownership of Apple Inc. also hurt relative performance as this stock performed well in the S&P 500 during the period. The top five contributors to relative performance were Lorillard Inc., CVS Health Corp., PetSmart Inc., Royal Dutch Shell PLC and Marsh & McLennan Companies. The Fund’s relative performance was also helped by the lack of ownership in Pfizer Inc. which underperformed within the S&P 500 during the period.

FUND ADVISOR OUTLOOK

At Coho Partners Ltd., we are long term investors focused on understanding the truly long term operating and financial strategies of our companies to see if they have the resources (balance sheet) and talent (management) to achieve their goals. As we have said in the past, the path to wealth creation is not a sprint but a marathon and there will always be detours along the way. Given the heightened geopolitical tensions and the general overall valuations for equities, we prefer to stay focused on companies that we believe can consistently grow their earnings, which in turn will likely allow for above average dividend growth and opportunistic share repurchase. With just a few months remaining in the calendar year, all but one of our holdings have increased their dividend and we expect the single remaining company to raise their dividend rate in late September. Moreover, we expect all but two of our holdings to have a lower share count than the prior year due to their ongoing share repurchase activities. We would not be surprised if the market had a modest correction before year end, but we are confident in the outlook for our companies. We believe that as they execute against their long term strategies, higher valuations will be realized in the future.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests in the future.

Sincerely,
Coho Partners, Ltd.

COHO RELATIVE VALUE EQUITY FUND

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Price-to-Earnings ratio is a valuation ratio of a company’s current share price compared to it’s per share earnings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

Correlation is a statistical measure of how two securities move in relation to each other. Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth.

Diversification does not assure a profit or protect against a loss in a declining market.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATES OF RETURN (%) – AS OF JULY 31, 2014

Since Inception(1)
Coho Relative Value Equity Fund – Advisor Class	14.03%
Russell 1000 Value Index(2)	15.69%
S&P 500 Index(3)	16.80%

Since Inception(4)
Coho Relative Value Equity Fund – Institutional Class	3.18%
Russell 1000 Value Index(2)	3.09%
S&P 500 Index(3)	3.57%

(1)	August 14, 2013.
(2)	The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth. This Index cannot be invested in directly.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)	May 15, 2014.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
July 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 – July 31, 2014).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	02/01/2014	07/31/2014	02/01/2014 – 07/31/2014
Advisor Class Actual(2)	$1,000.00	$1,093.40	$4.88
Advisor Class Hypothetical (5% annual return
before expenses)	$1,000.00	$1,020.13	$4.71

Institutional Class Actual(2)(3)	$1,000.00	$1,031.80	$3.98
Institutional Class Hypothetical (5% annual return
before expenses)(3)	$1,000.00	$1,010.50	$3.94

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period of 0.94% and 0.79% for the Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period divided by 365.
(2)	Based on the actual returns for the six-month period ended July 31, 2014 of 9.34% for the Advisor Class. Based on the actual returns of 3.18% for the period May 15, 2014 through July 31, 2014 for the Institutional Class.
(3)	Institutional Class inception was May 15, 2014. All values assume a beginning date of May 15, 2014 for the Institutional Class.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation (Unaudited)
as of July 31, 2014(1)
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
as of July 31, 2014(1)(2)
(% of Net Assets)

Royal Dutch Shell – ADR	4.9%
CVS Caremark	4.6
Abbott Laboratories	4.6
State Street	4.3
Lorillard	4.3
Occidental Petroleum	4.3
Illinios Tool Works	4.2
Amgen	4.2
International Business Machines	4.0
Wal-Mart Stores	3.9

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included. ADR – American Depositary Receipt

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2014

	Shares	Value
COMMON STOCKS — 95.1%
Consumer Discretionary — 9.5%
Lowe’s Companies	33,404	$1,598,381
Omnicom Group	30,064	2,104,179
PetSmart	31,066	2,116,838
		5,819,398
Consumer Staples # — 26.6%
CVS Caremark	36,745	2,805,849
JM Smucker	17,704	1,764,027
Lorillard	43,426	2,626,405
Philip Morris International	27,726	2,273,809
Procter & Gamble	26,723	2,066,222
Sysco	65,807	2,348,652
Wal-Mart Stores	32,402	2,384,139
		16,269,103
Energy — 11.9%
Chevron	13,362	1,726,905
Occidental Petroleum	26,723	2,611,104
Royal Dutch Shell – ADR	36,411	2,979,512
		7,317,521
Financials — 9.7%
Cullen/Frost Bankers	15,032	1,172,045
Marsh & McLennan Companies	42,089	2,136,859
State Street	37,747	2,658,898
		5,967,802
Health Care — 19.6%
Abbott Laboratories	66,475	2,799,927
Amgen	20,043	2,553,278
Becton, Dickinson & Co.	20,043	2,329,798
Johnson & Johnson	22,715	2,273,544
UnitedHealth Group	25,053	2,030,546
		11,987,093
Industrials — 7.7%
3M	15,032	2,117,858
Illinois Tool Works	31,400	2,586,418
		4,704,276

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2014

	Shares	Value
Information Technology — 10.1%
Automatic Data Processing	23,383	$1,901,272
International Business Machines	12,694	2,433,059
Microchip Technology	41,755	1,879,810
		6,214,141
Total Common Stocks
(Cost $55,896,959)		58,279,334

SHORT-TERM INVESTMENT — 4.4%
Invesco Treasury Portfolio, 0.01% ^
(Cost $2,671,650)	2,671,650	2,671,650

Total Investments — 99.5%
(Cost $58,568,609)		60,950,984
Other Assets and Liabilities, Net — 0.5%		303,529
Total Net Assets — 100.0%		$61,254,513

#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to Financial Statements.
^	Variable Rate Security – The rate shown is the current yield as of July 31, 2014. ADR – American Depositary Receipt

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2014

ASSETS:
Investments, at value
(cost $58,568,609)		$60,950,984
Dividends & interest receivable		71,046
Receivable for capital shares sold		408,763
Prepaid expenses		28,745
Total assets		61,459,538

LIABILITIES:
Payable for investment securities purchased		98,722
Payable for capital shares redeemed		29,414
Payable to adviser		10,100
Payable for fund administration & accounting fees		16,741
Payable for compliance fees		2,000
Payable for custody fees		4,197
Payable for transfer agent fees & expenses		8,778
Payable for trustee fees		2,945
Accrued shareholder service fees		5,690
Accrued expenses		26,438
Total liabilities		205,025

NET ASSETS		$61,254,513

NET ASSETS CONSIST OF:
Paid-in capital		$58,160,930
Accumulated undistributed net investment income		353,463
Accumulated undistributed net realized gain on investments		357,745
Net unrealized appreciation on investments		2,382,375
Net Assets		$61,254,513

	Advisor Class	Institutional Class
Net Assets	$46,670,168	$14,584,345
Shares issued and outstanding(1)	4,109,793	1,283,384
Net asset value, redemption price and offering price per share(2)	$11.36	$11.36

(1)	Unlimited shares authorized without par value
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD INCEPTION THROUGH JULY 31, 2014(1)

INVESTMENT INCOME:
Dividend income	$668,408
Less: Foreign taxes withheld	(7,588)
Interest income	207
Total investment income	661,027

EXPENSES:
Investment adviser fees (see Note 4)	206,007
Fund administration & accounting fees (see Note 4)	88,651
Transfer agent fees (see Note 4)	42,737
Federal & state registration fees	34,789
Shareholder servicing fees – Advisor Class (see Note 5)	21,376
Custody fees (see Note 4)	21,230
Audit fees	15,001
Compliance fees (see Note 4)	11,592
Legal fees	11,098
Trustee fees (see Note 4)	10,497
Postage & printing fees	9,002
Other	5,671
Total expenses before reimbursement	477,651
Less: Reimbursement from investment adviser (see Note 4)	(222,589)
Net expenses	255,062

NET INVESTMENT INCOME	405,965

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	361,358
Net change in unrealized appreciation on investments	2,382,375

Net realized and unrealized gain on investments	2,743,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,149,698

(1)	Inception date of the Fund was August 14, 2013.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For The Period
Inception Through
July 31, 2014(1)
OPERATIONS:
Net investment income	$405,965
Net realized gain on investments	361,358
Net change in unrealized appreciation on investments	2,382,375
Net increase in net assets resulting from operations	3,149,698

CAPITAL SHARE TRANSACTIONS:
Advisor Class:(2)
Proceeds from shares sold	59,389,881
Proceeds from reinvestment of distributions	44,434
Payments for shares redeemed	(15,530,343)
Redemption fees	2,337
Increase in net assets from Advisor Class transactions	43,906,309
Institutional Class:(3)
Proceeds from shares sold	14,254,621
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Redemption fees	—
Increase in net assets from Institutional Class transactions	14,254,621
Net increase in net assets resulting from capital share transactions	58,160,930

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Advisor Class(2)	(52,502)
Institutional Class(3)	—
From net realized gains:
Advisor Class(2)	(3,613)
Institutional Class(3)	—
Total distributions to shareholders	(56,115)

TOTAL INCREASE IN NET ASSETS	61,254,513

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment income of $353,463)	$61,254,513

(1)	Inception date of the Fund was August 14, 2013.
(2)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(3)	Inception date of the Institutional Class was May 15, 2014.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

FINANCIAL HIGHLIGHTS

For The Period
Inception Through
July 31, 2014(2)
Advisor Class(1)

PER SHARE DATA:(3)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.11
Net realized and unrealized gain on investments	1.29
Total from investment operations	1.40

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)
Dividends from net realized gains	— (4)
Total distributions	(0.04)

Paid-in capital from redemption fees	— (4)

Net asset value, end of period	$11.36

TOTAL RETURN(5)	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$46,670

Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.78%
After expense reimbursement(6)	0.94%

Ratio of net investment income to average net assets:
Before expense reimbursement(6)	0.62%
After expense reimbursement(6)	1.46%

Portfolio turnover rate(5)	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	For a Fund share outstanding for the entire period.
(4)	Amount per share is less than $0.01.
(5)	Not annualized.
(6)	Annualized.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

FINANCIAL HIGHLIGHTS

For The Period
Inception Through
July 31, 2014(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized gain on investments	0.32
Total from investment operations	0.35

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—

Paid-in capital from redemption fees	—

Net asset value, end of period	$11.36

TOTAL RETURN(3)	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$14,584

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.36%
After expense reimbursement(4)	0.79%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	1.05%
After expense reimbursement(4)	1.62%

Portfolio turnover rate(3)	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is total return. The Fund commenced operations on August 14, 2013. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Coho Partners, Ltd. (the “Adviser”). The Fund currently offers two classes of shares, the Advisor Class and Institutional Class. Advisor Class shares are subject to a 0.15% shareholder service fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period August 14, 2013 through July 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended July 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
JULY 31, 2014

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at 0.15% of average daily net assets of Advisor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
JULY 31, 2014

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$58,279,334	$—	$—	$58,279,334
Short-Term Investment	2,671,650	—	—	2,671,650
Total Investments in Securities	$60,950,984	$—	$—	$60,950,984

Transfers between levels are recognized at the end of the reporting period. During the period ended July 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

Effective March 31, 2014, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through November 30, 2015. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
7/31/2017	$222,589

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
JULY 31, 2014

Prior to March 31, 2014, the Fund’s Advisor had contractually agreed to limit its fees or reimburse expenses to ensure total operating expenses did not exceed 0.95% of the Advisor Class’ average daily net assets, subject to the same recoupment terms.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended July 31, 2014, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

Effective March 31, 2014, the Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended July 31, 2014, the Advisor Class incurred $21,376 of shareholder servicing fees under the Agreement.

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2014

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For The Period
Inception Through
July 31, 2014(1)
Advisor Class:(2)
Shares sold	5,507,366
Shares issued to holders in reinvestment of dividends	4,099
Shares redeemed	(1,401,672)
Net increase in Advisor Class shares	4,109,793

Institutional Class:(3)
Shares sold	1,283,384
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Net increase in Institutional Class shares	1,283,384
Net increase in shares outstanding	5,393,177

(1)	Inception date of the Advisor Class was August 14, 2013.
(2)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(3)	Inception date of the Institutional Class was May 15, 2014.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended July 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$60,000,120	$4,464,519

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2014

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at July 31, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$2,992,579	$(610,204)	$2,382,375	$58,568,609

At July 31, 2014, the most recently completed fiscal period, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$711,208	$—	$—	$2,382,375	$3,093,583

As of July 31, 2014, the Fund had no capital loss carryovers.

For the period ended July 31, 2014, the Fund paid the following distributions to shareholders:

Ordinary	Long Term
Income*	Capital Gains	Total
$56,115	$—	$56,115

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. SECTOR RISK

As of July 31, 2014, the Fund had a significant portion of its assets invested in the consumer staples sector. The consumer staples sector may be more greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2014, Charles Schwab & Co., for the benefit of its customers, owned 50.0% of the outstanding shares of the Fund.

11. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $5,500,000 which matures, unless renewed on July 29, 2015. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian U.S. Bank, N.A. The interest rate during the period was 3.25%. During the period ended July 31, 2014, the Fund did not draw upon the line of credit.

COHO RELATIVE VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Coho Relative Value Equity Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Coho Relative Value Equity Fund (the “Fund”), a series of Managed Portfolio Series, as of July 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period August 14, 2013 (commencement of operations) through July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Coho Relative Value Equity Fund as of July 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 14, 2013 (commencement of operations) through July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
September 29, 2014

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
July 31, 2014

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Trustee	Indefinite Term; Since April 2011	25	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Indefinite Term; Since April 2011	25	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present).

Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since April 2011	25	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since April 2011	25	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (7 Portfolios) (2006-Present)

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2014

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chairman, and Trustee	Indefinite Term; Since January 2011	25	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Secretary	Indefinite Term; Since January 2011	N/A	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010);	N/A

Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended July 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 86.34% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2014 was 86.34% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871 (k)(s)(c) for the Fund was 6.44%.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. The registrant’s inception date was August 14, 2013 and, as such, there is only one fiscal year to present. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended July 31, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 7/31/2014
Audit Fees	$12,500
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 7/31/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2014
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	10/8/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	10/8/14

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	10/8/14

* Print the name and title of each signing officer under his or her signature.